UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International New Opportunities Fund

9|30|07

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International New
Opportunities
Fund

9| 30| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	40
Brokerage commissions	40
Shareholder meeting results	41
About the Trustees	42
Officers	46

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam International New Opportunities Fund:
seeking to benefit from growing companies abroad

If you have ever worn an Adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, you probably understand part of the philosophy behind Putnam International New Opportunities Fund: Great companies outside the United States, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s management team relies on a disciplined strategy and research by Putnam’s in-house analysts to select portfolio holdings from the thousands of companies operating abroad. The team searches for companies that are well managed, with sound business models and solid balance sheets.

The fund also invests in companies of various sizes to benefit from different types of growth potential: large companies that dominate their industries, as well as midsize and small companies in an expansionary-growth phase. It is important to note that investments in small or midsize companies increase the risk of greater price fluctuations.

With regard to regions, the fund currently invests primarily in developed markets such as Japan, Canada, and the European Union, but it can also invest in emerging markets, which may offer faster rates of economic growth but subject the fund to greater risk of volatility and illiquid securities. For enhanced access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

While investing in companies that operate under different economic and political systems involves risk, it may give your money a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish. Also, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In making investment decisions, the fund’s management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they signal more risk than reward. For more than 10 years, the fund has helped investors benefit from investing in rapidly growing international companies.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam International New Opportunities Fund’s holdings
have spanned many sectors and international markets.

Performance and portfolio snapshots

Putnam International New
Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We believe high-quality international growth
companies that can deliver stronger profits
regardless of economic conditions are likely to
be favored by investors as credit conditions in
global markets become more challenging.”

Stephen Dexter, Portfolio Leader, Putnam International New Opportunities Fund

The top 10 country allocations represent 79.6% of the portfolio’s net assets and will vary over time. The remaining net assets are allocated among 14 other countries.

Report from the fund managers

The year in review

We are pleased to report that international stocks continued to show strength in recent months, and that Putnam International New Opportunities Fund delivered an impressive return during its 2007 fiscal year, which ended September 30, 2007. Based on results before sales charges, your fund outperformed its benchmark index. Our stock selection decisions fared quite well in many sectors, particularly in the energy, financial, and consumer staples sectors. Several foreign currencies, including the euro and the Australian dollar, added to the fund’s advance. The fund also edged ahead of the average for its Lipper peer group, International Multi-Cap Growth Funds. We believe this difference resulted from our astute stock selections in both developed and emerging markets. Many funds in the peer group have more exposure to emerging markets, which (although they generally outperformed larger developed markets during the fund’s fiscal year) did not lead to a superior ranking among their peers for funds with an emerging-market focus. We believe developed markets offer a more attractive balance of reward relative to risk for long-term investors.

Market overview

Global economic activity remained strong in the second half of your fund’s fiscal year, with the overall growth rate estimated to be close to 5% according to the International Monetary Fund (IMF). In these conditions, corporate profit growth has been particularly robust in the energy, basic materials, capital goods, transportation, utilities, and technology sectors. However, market volatility increased toward the end of the fiscal period as non-performing subprime mortgage debt originating in the United States inflicted investment losses on some international financial institutions, and also caused credit markets to seize up. Fortunately, the U.S. Federal Reserve, the Bank of England, and other central banks took steps to increase liquidity, and, as market confidence improved, most equity markets recovered during September.

The increase in volatility contributed to a transition in market leadership. Growth-style stocks have risen to become market leaders, particularly in the later months of the fund’s fiscal year. These companies are well-positioned to deliver earnings growth during periods of economic uncertainty. Large-cap stocks also emerged as leaders,

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

after having generally lagged mid- and small-cap stocks for the past several years. There is a widespread perception among investors that larger companies offer greater safety than smaller companies amid market volatility, rising interest rates, and the possibility of an economic slowdown.

Strategy overview

Your fund seeks long-term capital appreciation by investing in stocks of international companies that we believe can achieve high rates of business growth. We actively research stocks to identify those that we believe have the best prospects for capital appreciation relative to the amount of risk we consider appropriate. Given this emphasis on stock selection, the fund’s sector and country allocations typically reflect the outcome of our stock selection process rather than a deliberate focus on what countries or markets appear attractive. We do, however, informally limit the fund’s investments in emerging-market stocks because of their higher risk level. Consequently, it is not unusual for the fund to have a smaller position in these stocks, relative to its peer group, as other funds in the peer group may take a more aggressive approach in pursuit of higher returns.

We believe, in contrast, that keeping the fund’s emphasis on high-quality growth stocks that are primarily from developed markets can provide more consistent results over the long term. Our investment process starts with an examination of a company’s financial statements and business model, and is followed by talks with company managers. We try to determine the company’s ability to maintain capital discipline while increasing profits. Also, we want to see company management focusing on rewarding shareholders, so we will look for strategies that can deliver share-price appreciation or higher dividends, or other investor-centric measures, such as share repurchases. We believe our research helps us identify companies that appear likely to sustain a competitive advantage for several quarters or years and whose stocks we consider likely to perform better than international markets in general.

The fund has the flexibility to invest in companies of different sizes. In large companies, we look for evidence of steady growth as well as organizational and marketing muscle. In midsize and small companies, we look for dynamic businesses that we consider positioned to exploit new opportunities. Should these companies succeed, we have the flexibility to keep them in the portfolio as they grow larger.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s holdings

As oil prices have continued climbing to record levels, providers of alternative and renewable energy sources have become more attractive to investors. Among fund holdings that benefited from this trend was Renewable Energy Corporation, or REC, whose stock contributed strongly to the fund’s results during the fiscal year. This company, based in Norway, produces silicon materials for solar cells and other photovoltaic (PV) applications. The company is well established in international markets and has a double-digit profit margin. As of the end of the period, the fund’s position in this stock was larger than that of the benchmark.

As has been the case in several recent periods, the expansion of global trade continues to create growth opportunities in the shipping industry. Among the fund’s holdings that benefited was Hyundai Mipo Dockyard, based in South Korea. This company makes large cargo ships for ocean freight transport. As trading volumes have increased, the company’s sales orders and profits have risen. The fund had a sizable position in this stock relative to the benchmark, but during the fiscal period it reached what we considered its appropriate valuation, and we sold the stock to lock in profits.

With Alstom of France, the fund has benefited from the development of industrial and energy infrastructure in many of the world’s emerging markets. Alstom is a heavy engineering company that makes products used in transportation and power utility projects, including turbines, boilers, and environmental control systems. It has production facilities in over 70 countries. The fund’s investment in the company allows the portfolio to benefit from vigorous growth in emerging markets without taking on the risk that comes with investing in stocks that trade within emerging markets. Alstom outperformed the benchmark index and remains a holding in the portfolio as we see additional growth potential.

A fund holding that had disappointing results during the period was Italy’s Piaggio, a manufacturer of motorcycles and scooters, including the world-famous Vespa. This company has performed well in recent years, as the upswing in the global economy has put more money in the hands of consumers who need inexpensive transportation. The company continued to achieve profit growth in the period. The stock’s performance difficulty, we believe, resulted from the fact that it is a mid-capitalization stock. As described in the market overview, mid-cap stocks began to lag large-cap stocks in the second half of the fund’s fiscal year. We continue to hold Piaggio because we believe the company will continue to achieve growth that will result in capital appreciation.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 9/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

Total SA (3.5%)	France	Oil and gas

Zurich Financial Services AG (2.4%)	Switzerland	Insurance

Reckitt Benckiser PLC (2.4%)	United Kingdom	Consumer goods

Nokia OYJ (2.3%)	Finland	Communications equipment

Nestle SA (2.2%)	Switzerland	Food

Saipem SpA (1.8%)	Italy	Energy

GlaxoSmithKline PLC (1.7%)	United Kingdom	Pharmaceuticals

Julius Baer Holding, Ltd. Class B (1.6%)	Switzerland	Banking

Astellas Pharma, Inc. (1.6%)	Japan	Pharmaceuticals

Siemens AG (1.5%)	Germany	Electrical equipment

We also saw underperformance from a financial services company in Norway called Acta Holdings. This company provides investment advice and products to individual investors. The stock price fell when the company announced its current quarterly earnings report would be weak because of a delay in introducing new products. Although the market penalized the stock, we held on to it because we considered the issue to be one of timing, rather than a fundamental change in the company’s growth expectations.

Lastly, we note that we took profits on Nobel Biocare of Switzerland. We have described this company, a global leader in the production and marketing of dental implants, in past reports. We decided to take profits on this position in stages, since the stock’s price was near what we considered its appropriate valuation. As we gradually sold the position, the stock’s price weakened, in part because of the announcement that the company’s highly regarded chief executive officer would retire. The timing of the announcement was disadvantageous, coming as it did during the summer’s market volatility.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

During the past year, as the weakness of the U.S. housing market has caused doubts about the broader U.S. economy, other regions of the world have been experiencing economic acceleration. This would not have been the case in past economic cycles, when much of the world depended on the United States as an engine of growth. Now the situation has changed, and Europe, China, and India, among other regional economies, can create growth opportunities for international investors.

We anticipate that this growth will continue in most regions. At the same time, given the problems in the credit markets resulting from non-performing U.S. real estate loans, market liquidity will be constrained. In such an environment, we believe investors will continue to pay a premium for companies that can sustain earnings growth, and, as a result, we think that growth-style stocks are well positioned to continue leading international markets. Currency provides another advantage for international strategies. We believe the forces that have weakened the dollar during the past year are not likely to go away soon. The U.S. trade deficit is large, and the financial system is burdened by debt. With foreign currencies likely to appreciate versus the dollar, this puts more wind in the sails of international investors. Consequently, we continue to feel optimistic about our sustained focus on identifying high-quality growth stocks in international markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.23%	9.77%	9.42%	9.42%	9.42%	9.42%	9.70%	9.41%	9.97%	10.28%

10 years	115.21	103.97	99.80	99.80	99.92	99.92	104.89	98.28	110.30	116.36
Annual average	7.97	7.39	7.17	7.17	7.17	7.17	7.44	7.08	7.72	8.02

5 years	178.69	164.00	168.45	166.45	168.33	168.33	171.91	163.02	175.81	180.17
Annual average	22.75	21.43	21.84	21.65	21.82	21.82	22.15	21.34	22.50	22.88

3 years	96.91	86.62	92.57	89.57	92.50	92.50	93.86	87.62	95.43	97.96
Annual average	25.34	23.12	24.41	23.76	24.40	24.40	24.69	23.34	25.03	25.56

1 year	28.96	22.18	28.00	23.00	27.95	26.95	28.29	24.10	28.70	29.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)
Cumulative total return from 9/30/97 to 9/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,980 and $19,992, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $19,828 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,030 and $21,636, respectively.

Comparative index returns For periods ended 9/30/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Growth Primary	Multi-Cap Growth Funds
	Market Index (PMI)	category average*

Annual average
(life of fund)	8.83%	10.04%

10 years	106.34	134.59
Annual average	7.51	8.46

5 years	181.83	189.54
Annual average	23.03	23.55

3 years	86.77	92.82
Annual average	23.15	24.31

1 year	25.80	28.86

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 210, 148, 133, 49, and 22 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.075		—	—	—		$0.072	$0.114

Capital gains	—		—	—	—		—	—

Total	$0.075		—	—	—		$0.072	$0.114

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$15.50	$16.36	$14.43	$14.85	$14.81	$15.31	$15.42	$15.53

9/30/07	19.90	21.00	18.47	19.00	19.00	19.64	19.76	19.95

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Total annual fund operating expenses	1.73	2.48	2.48	2.23	1.98	1.48

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.97	$ 11.92	$ 11.91	$ 10.61	$ 9.29	$ 6.66

Ending value (after expenses)	$1,106.80	$1,103.30	$1,102.70	$1,104.70	$1,105.80	$1,108.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.64	$ 11.41	$ 11.41	$ 10.15	$ 8.90	$ 6.38

Ending value (after expenses)	$1,017.50	$1,013.74	$1,013.74	$1,014.99	$1,016.24	$1,018.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Average annualized expense ratio for Lipper peer group†	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International New Opportunities Fund	120%	79%	92%	120%	144%

Lipper International Multi-Cap Growth Funds category average	75%	85%	87%	103%	125%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden and David Shea are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at ww.putnam.com/individual.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/06.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 422,000	$ 91,000,000

Putnam employees	$12,404,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Stephen Dexter, Denise Selden, and David Shea are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2007, Portfolio Member David Shea joined your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 41st percentile in management fees and in the 59th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Multi-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

16th	24th	33rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 192, 143, and 121 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Multi-Cap Growth Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 52%, 68%, and 56%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 108 out of 210, 90 out of 133, and 28 out of 49, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the “fund”) at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2007

The fund’s portfolio 9/30/07

COMMON STOCKS (98.4%)*

	Shares	Value

Aerospace and Defense (1.2%)
CAE, Inc. (Canada)	519,400	$7,000,972
MTU Aero Engines Holding AG
(Germany)	61,149	3,725,725
		10,726,697

Automotive (1.6%)
Piaggio & C. SpA (Italy)	1,308,804	5,322,467
Piaggio & C. SpA 144A (Italy)	126,200	513,213
Suzuki Motor Corp. (Japan)	290,300	8,567,690
		14,403,370

Banking (7.2%)
Bank of Cyprus PCL (Cyprus)	385,140	6,803,507
Barclays PLC (United Kingdom)	359,985	4,384,317
China Merchants Bank Co., Ltd. (China)	1,245,000	5,436,131
Dexia (Belgium)	150,550	4,562,772
Julius Baer Holding, Ltd. Class B
(Switzerland)	191,079	14,298,484
Suncorp-Metway, Ltd. (Australia)	314,643	5,663,824
Swedbank AB (Sweden)	112,500	3,766,897
Toronto-Dominion Bank (Canada)	126,300	9,700,715
Westpac Banking Corp. (Australia)	338,625	8,553,779
		63,170,426

Beverage (2.6%)
Britvic PLC (United Kingdom)	653,646	4,317,983
Coca-Cola Hellenic Bottling Co.,
SA (Greece)	98,510	5,692,839
InBev NV (Belgium)	111,451	10,107,911
Pernod-Ricard SA (France)	11,848	2,587,112
		22,705,845

Biotechnology (0.4%)
Basilea Pharmaceutica AG
(Switzerland) †	5,356	1,222,400
Basilea Pharmaceutical 144A
(Switzerland) †	10,757	2,455,070
		3,677,470

Broadcasting (0.9%)
British Sky Broadcasting PLC
(United Kingdom)	560,874	7,972,342

Cable Television (0.8%)
Rogers Communications Class B
(Canada)	145,000	6,609,221

Chemicals (0.5%)
SGL Carbon AG (Germany) †	81,315	4,664,341

Commercial and Consumer Services (3.4%)
Aggreko PLC (United Kingdom)	299,348	3,538,669
Compass Group PLC (United Kingdom)	701,063	4,330,118
De La Rue PLC (United Kingdom)	272,748	4,072,117
Experian Group, Ltd. (Ireland)	359,364	3,799,801
Melco International Development
(Hong Kong)	2,688,000	5,030,276
Sodexho Alliance SA (France)	135,685	9,390,033
		30,161,014

COMMON STOCKS (98.4%)* continued

	Shares	Value

Communications Equipment (2.8%)
Nokia OYJ (Finland)	537,240	$20,437,230
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	1,107,400	4,439,236
		24,876,466

Computers (1.8%)
Research in Motion, Ltd. (Canada) †	78,125	7,687,456
TDK Corp. (Japan)	90,800	7,968,645
		15,656,101

Construction (0.6%)
Kajima Corp. (Japan)	891,000	3,055,467
Sika AG (Switzerland)	1,140	2,222,574
		5,278,041

Consumer (0.5%)
Sony Corp. (Japan)	82,500	3,972,123

Consumer Goods (2.8%)
Reckitt Benckiser PLC
(United Kingdom)	357,101	20,975,450
Uni-Charm Corp. (Japan)	64,600	3,961,622
		24,937,072

Distribution (1.3%)
Jeronimo Martins, SGPS, SA
(Portugal)	1,102,465	6,780,093
Olam International, Ltd.
(Singapore)	1,676,000	3,527,106
Olam International, Ltd. 144A
(Singapore)	631,000	1,327,926
		11,635,125

Electric Utilities (3.4%)
Enel SpA (Italy)	603,794	6,840,736
RWE AG (Germany)	84,400	10,621,958
Scottish and Southern Energy PLC
(United Kingdom)	257,878	7,969,197
Suez SA (France)	71,537	4,215,745
		29,647,636

Electrical Equipment (3.3%)
Legrand SA (France)	120,208	4,042,839
Nexans SA (France)	25,992	4,278,099
Schneider Electric SA (France)	24,020	3,036,689
Siemens AG (Germany)	96,570	13,286,265
Zumtobel AG (Austria)	121,605	4,632,935
		29,276,827

Electronics (4.7%)
LG Electronics, Inc. (South Korea)	49,130	4,578,804
Rotork PLC (United Kingdom)	245,114	5,063,202
Samsung Electronics Co., Ltd.
(South Korea)	21,075	13,228,849
Shinko Electric Industries (Japan)	385,400	8,494,313
Toshiba Corp. (Japan)	1,027,000	9,557,111
		40,922,279

COMMON STOCKS (98.4%)* continued

	Shares	Value

Energy (3.1%)
Saipem SpA (Italy)	371,295	$15,851,641
Technicas Reunidas SA (Spain)	47,019	3,471,981
Technicas Reunidas SA 144A (Spain)	105,467	7,787,902
		27,111,524

Energy (Other) (1.1%)
Renewable Energy Corp. AS
(Norway) †	208,070	9,595,152

Engineering & Construction (1.0%)
Daito Trust Construction Co., Ltd. (Japan)	87,000	4,184,991
Vinci SA (France)	54,178	4,235,628
		8,420,619

Financial (4.1%)
Acta Holding ASA (Norway)	2,501,410	11,279,949
ORIX Corp. (Japan)	35,340	8,003,382
Shinhan Financial Group Co., Ltd.
(South Korea)	125,200	8,089,010
Singapore Exchange, Ltd.
(Singapore)	1,049,000	9,064,230
		36,436,571

Food (2.2%)
Nestle SA (Switzerland)	43,756	19,671,957

Forest Products and Packaging (0.5%)
Smurfit Kappa PLC (Ireland) †	141,299	3,276,318
Smurfit Kappa PLC 144A (Ireland) †	43,799	1,015,573
		4,291,891

Gaming & Lottery (1.5%)
Aristocrat Leisure, Ltd. (Australia)	365,946	4,502,860
Greek Organization of Football
Prognostics (OPAP) SA (Greece)	120,387	4,672,422
IG Group Holdings PLC
(United Kingdom)	494,893	3,833,538
		13,008,820

Insurance (4.7%)
Allianz SE (Germany)	34,640	8,098,748
Prudential PLC (United Kingdom)	496,017	7,623,622
QBE Insurance Group, Ltd.
(Australia)	157,730	4,721,735
Zurich Financial Services AG
(Switzerland)	69,925	20,993,128
		41,437,233

Machinery (3.8%)
Alstom (France)	60,386	12,284,513
Andritz AG (Austria)	36,085	2,494,675
Disco Corp. (Japan)	106,900	5,947,187
OKUMA Corp. (Japan)	219,000	3,174,406
Sumitomo Heavy Industries, Ltd. (Japan)	717,000	9,238,952
		33,139,733

COMMON STOCKS (98.4%)* continued

	Shares	Value

Manufacturing (1.6%)
Cookson Group PLC (United Kingdom)	293,824	$4,585,087
Glory, Ltd. (Japan)	304,300	9,663,221
		14,248,308

Media (0.4%)
Astral Media, Inc. (Canada)	83,000	3,662,895

Metals (2.4%)
Rio Tinto PLC (United Kingdom)	111,912	9,677,149
Salzgitter AG (Germany)	58,355	11,469,162
		21,146,311

Natural Gas Utilities (0.5%)
Centrica PLC (United Kingdom)	557,255	4,336,551

Oil & Gas (5.0%)
BP PLC (United Kingdom)	721,432	8,373,308
Statoil ASA (Norway)	146,600	4,998,933
Total SA (France)	379,017	30,837,520
		44,209,761

Pharmaceuticals (9.0%)
Astellas Pharma, Inc. (Japan)	283,300	13,567,598
Bayer AG (Germany)	87,203	6,945,680
GlaxoSmithKline PLC
(United Kingdom)	561,179	14,885,971
Merck KGaA (Germany)	40,278	4,862,189
Novartis AG (Switzerland)	184,585	10,194,779
Roche Holding AG (Switzerland)	70,819	12,851,277
Terumo Corp. (Japan)	222,400	11,210,070
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	92,500	4,113,475
		78,631,039

Power Producers (0.5%)
SembCorp Industries, Ltd.
(Singapore)	1,073,800	4,651,815

Publishing (0.6%)
Mecom Group PLC (United Kingdom) †	3,306,062	5,409,246

Retail (3.8%)
Canadian Tire Corp., Ltd. Class A
(Canada)	59,900	4,785,850
Industria de Diseno Textil
(Inditex) SA (Spain)	68,150	4,595,715
Pinault-Printemps-Redoute SA (France)	23,873	4,494,455
Praktiker Bau-und
Heimwerkermaerkte AG (Germany)	144,006	5,393,907
Tesco PLC (United Kingdom)	1,015,555	9,123,280
Woolworths, Ltd. (Australia)	197,416	5,200,358
		33,593,565

Schools (1.0%)
New Oriental Education &
Technology Group ADR (China) †	85,500	5,690,880
Raffles Education Corp., Ltd.
(Singapore)	1,779,000	2,733,490
		8,424,370

COMMON STOCKS (98.4%)* continued

	Shares	Value

Shipping (0.7%)
Orient Overseas International,
Ltd. (Hong Kong)	652,000	$6,207,181

Software (2.3%)
Capcom Co., Ltd. (Japan)	182,000	4,195,796
SAP AG (Germany)	155,761	9,123,583
Trend Micro, Inc. (Japan)	149,500	6,455,979
		19,775,358

Technology Services (1.2%)
Neopost SA (France)	28,157	3,974,331
United Internet AG (Germany)	274,026	6,174,012
		10,148,343

Telecommunications (4.0%)
Carphone Warehouse Group PLC
(The) (United Kingdom) (S)	1,133,568	8,079,531
Koninklijke (Royal) KPN NV
(Netherlands)	284,509	4,940,605
StarHub, Ltd. (Singapore)	2,203,000	4,591,250
Telefonica SA (Spain)	450,468	12,617,630
Vodafone Group PLC (United Kingdom)	1,254,501	4,528,470
		34,757,486

Textiles (0.8%)
Gildan Activewear, Inc. (Canada) †	176,900	7,014,386

COMMON STOCKS (98.4%)* continued

	Shares	Value

Tire & Rubber (0.6%)
Continental AG (Germany)	38,872	$5,379,137

Tobacco (1.7%)
BAT Industries PLC (United Kingdom)	227,847	8,164,192
Japan Tobacco, Inc. (Japan)	1,185	6,518,200
		14,682,392

Toys (0.5%)
Nintendo Co., Ltd. (Japan)	8,100	4,198,423

Total common stocks (cost $709,309,721)		$863,882,463

SHORT-TERM INVESTMENTS (2.9%)*

Principal amount/shares		Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 3.90%
to 4.75% and a due date
of October 1, 2007 (d)	$7,601,460	$7,599,000
Putnam Prime Money Market Fund (e)	17,767,176	17,767,176

Total short-term investments (cost $25,366,176)		$25,366,176

TOTAL INVESTMENTS

Total investments (cost $734,675,897)		$889,248,639

* Percentages indicated are based on net assets of $877,737,071.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at September 30, 2007.

At September 30, 2007, liquid assets totaling $22,073,224 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2007 (as a percentage of Portfolio Value):

Australia	3.2%
Austria	0.8
Belgium	1.7
Canada	5.3
China	1.3
Cyprus	0.8
Finland	2.3
France	9.5
Germany	10.2
Greece	1.2
Hong Kong	1.3
Ireland	0.9
Israel	0.5

Italy	3.2%
Japan	15.0
Netherlands	0.6
Norway	2.9
Portugal	0.8
Singapore	2.9
South Korea	2.9
Spain	3.2
Sweden	0.9
Switzerland	9.5
United Kingdom	17.1
United States	2.0

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/07 (aggregate face value $213,736,591)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$71,041,419	$66,498,708	10/17/07	$4,542,711
British Pound	24,717,271	24,379,359	12/19/07	337,912
Canadian Dollar	12,936,379	12,422,838	10/17/07	513,541
Euro	23,980,839	23,330,233	12/19/07	650,606
Japanese Yen	54,180,820	53,591,601	11/21/07	589,219
Norwegian Krone	20,729,084	19,636,684	12/19/07	1,092,400
Swedish Krona	6,643,272	6,240,198	12/19/07	403,074
Swiss Franc	7,854,443	7,636,970	12/19/07	217,473

Total				$8,346,936

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/07 (aggregate face value $194,505,565)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 6,055,028	$ 5,895,757	10/17/07	$ (159,271)
British Pound	25,673,109	25,227,131	12/19/07	(445,978)
Canadian Dollar	12,474,856	11,981,154	10/17/07	(493,702)
Euro	31,620,682	30,603,017	12/19/07	(1,017,665)
Japanese Yen	48,565,332	47,766,856	11/21/07	(798,476)
Norwegian Krone	8,120,749	7,620,647	12/19/07	(500,102)
Swedish Krona	10,457,984	9,928,422	12/19/07	(529,562)
Swiss Franc	57,042,565	55,482,581	12/19/07	(1,559,984)

Total				$(5,504,740)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value, including $7,225,502 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $716,908,721)	$ 871,481,463
Affiliated issuers (identified cost $17,767,176) (Note 5)	17,767,176

Cash	7,388

Foreign currency (cost $149,990) (Note 1)	151,068

Dividends, interest and other receivables	1,119,085

Receivable for shares of the fund sold	496,260

Receivable for securities sold	5,825,602

Receivable for open forward currency contracts (Note 1)	8,374,896

Receivable for closed forward currency contracts (Note 1)	1,663,586

Foreign tax reclaim	381,776

Total assets	907,268,300

LIABILITIES

Payable for securities purchased	9,515,449

Payable for shares of the fund repurchased	805,997

Payable for compensation of Manager (Notes 2 and 5)	1,766,571

Payable for investor servicing (Note 2)	371,124

Payable for custodian fees (Note 2)	72,886

Payable for Trustee compensation and expenses (Note 2)	233,711

Payable for administrative services (Note 2)	1,856

Payable for distribution fees (Note 2)	543,646

Payable for open forward currency contracts (Note 1)	5,532,700

Payable for closed forward currency contracts (Note 1)	2,939,357

Collateral on securities loaned, at value (Note 1)	7,599,000

Other accrued expenses	148,932

Total liabilities	29,531,229

Net assets	$ 877,737,071

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,158,553,371

Undistributed net investment income (Note 1)	7,006,880

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(445,334,422)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	157,511,242

Total — Representing net assets applicable to capital shares outstanding	$ 877,737,071

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($697,000,757 divided by 35,018,273 shares)	$19.90

Offering price per class A share (100/94.75 of $19.90)*	$21.00

Net asset value and offering price per class B share ($115,758,253 divided by 6,268,328 shares)**	$18.47

Net asset value and offering price per class C share ($21,466,045 divided by 1,129,566 shares)**	$19.00

Net asset value and redemption price per class M share ($20,758,878 divided by 1,092,603 shares)	$19.00

Offering price per class M share (100/96.75 of $19.00)*	$19.64

Net asset value, offering price and redemption price per class R share ($985,919 divided by 49,895 shares)	$19.76

Net asset value, offering price and redemption price per class Y share ($21,767,219 divided by 1,091,204 shares)	$19.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INVESTMENT INCOME

Dividends (net of foreign tax of $1,407,776)	$ 16,057,272

Interest (including interest income of $290,571 from investments in affiliated issuers) (Note 5)	330,245

Securities lending	30,720

Total investment income	16,418,237

EXPENSES

Compensation of Manager (Note 2)	7,950,114

Investor servicing fees (Note 2)	2,741,435

Custodian fees (Note 2)	500,960

Trustee compensation and expenses (Note 2)	59,263

Administrative services (Note 2)	28,045

Distribution fees — Class A (Note 2)	1,620,663

Distribution fees — Class B (Note 2)	1,217,181

Distribution fees — Class C (Note 2)	182,427

Distribution fees — Class M (Note 2)	148,359

Distribution fees — Class R (Note 2)	2,667

Other	370,576

Non-recurring costs (Notes 2 and 6)	489

Cost assumed by Manager (Notes 2 and 6)	(489)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(895,401)

Total expenses	13,926,289

Expense reduction (Note 2)	(422,313)

Net expenses	13,503,976

Net investment income	2,914,261

Net realized gain on investments (Notes 1 and 3)	162,997,492

Net realized gain on foreign currency transactions (Note 1)	4,685,103

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,445,989

Net unrealized appreciation of investments during the year	34,470,050

Net gain on investments	204,598,634

Net increase in net assets resulting from operations	$207,512,895

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 2,914,261	$ 2,374,820

Net realized gain on investments and foreign currency transactions	167,682,595	115,634,276

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	36,916,039	(5,224,221)

Net increase in net assets resulting from operations	207,512,895	112,784,875

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(2,778,960)	(8,768,362)

Class B	—	(1,138,288)

Class C	—	(154,521)

Class M	—	(222,404)

Class R	(1,746)	(1,250)

Class Y	(118,436)	(230,923)

Redemption fees (Note 1)	23,181	33,344

Decrease from capital share transactions (Note 4)	(87,331,331)	(83,786,125)

Total increase in net assets	117,305,603	18,516,346

NET ASSETS

Beginning of year	760,431,468	741,915,122

End of year (including undistributed net investment income of $7,006,880 and $2,306,658, respectively)	$877,737,071	$760,431,468

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2007	$15.50	.09(d)	4.39	4.48	(.08)	(.08)	—(e)	$19.90	28.96	$697,001	1.55(d)	.49(d)	120.15
September 30, 2006	13.51	.07(d,f)	2.14	2.21	(.22)	(.22)	—(e)	15.50	16.63	586,766	1.60(d,f)	.48(d,f)	78.99
September 30, 2005	10.34	.11(d,g)	3.08	3.19	(.02)	(.02)	—(e)	13.51	30.93(g)	558,101	1.70(d)	.92(d,g)	92.11
September 30, 2004	9.01	.05(d)	1.37	1.42	(.09)	(.09)	—(e)	10.34	15.77	442,192	1.68(d)	.47(d)	120.02
September 30, 2003	7.37	.04	1.60	1.64	—	—	—	9.01	22.25	481,845	1.71	.54	143.91

CLASS B
September 30, 2007	$14.43	(.05)(d)	4.09	4.04	—	—	—(e)	$18.47	28.00	$115,758	2.30(d)	(.28)(d)	120.15
September 30, 2006	12.57	(.04)(d,f)	2.00	1.96	(.10)	(.10)	—(e)	14.43	15.74	122,375	2.35(d,f)	(.31)(d,f)	78.99
September 30, 2005	9.67	.01(d,g)	2.89	2.90	—	—	—(e)	12.57	29.99(g)	149,742	2.45(d)	.07(d,g)	92.11
September 30, 2004	8.43	(.03)(d)	1.29	1.26	(.02)	(.02)	—(e)	9.67	14.93	224,449	2.43(d)	(.31)(d)	120.02
September 30, 2003	6.95	(.01)	1.49	1.48	—	—	—	8.43	21.30	355,278	2.46	(.21)	143.91

CLASS C
September 30, 2007	$14.85	(.05)(d)	4.20	4.15	—	—	—(e)	$19.00	27.95	$21,466	2.30(d)	(.26)(d)	120.15
September 30, 2006	12.96	(.04)(d,f)	2.06	2.02	(.13)	(.13)	—(e)	14.85	15.74	16,183	2.35(d,f)	(.27)(d,f)	78.99
September 30, 2005	9.97	.02(d,g)	2.97	2.99	—	—	—(e)	12.96	29.99(g)	15,098	2.45(d)	.15(d,g)	92.11
September 30, 2004	8.69	(.03)(d)	1.32	1.29	(.01)	(.01)	—(e)	9.97	14.85	14,058	2.43(d)	(.30)(d)	120.02
September 30, 2003	7.16	(.02)	1.55	1.53	—	—	—	8.69	21.37	19,034	2.46	(.21)	143.91

CLASS M
September 30, 2007	$14.81	—(d,e)	4.19	4.19	—	—	—(e)	$19.00	28.29	$20,759	2.05(d)	(.02)(d)	120.15
September 30, 2006	12.92	(.01)(d,f)	2.06	2.05	(.16)	(.16)	—(e)	14.81	16.02	18,470	2.10(d,f)	(.04)(d,f)	78.99
September 30, 2005	9.92	.04(d,g)	2.96	3.00	—	—	—(e)	12.92	30.24(g)	18,907	2.20(d)	.38(d,g)	92.11
September 30, 2004	8.64	(.01)(d)	1.33	1.32	(.04)	(.04)	—(e)	9.92	15.26	18,730	2.18(d)	(.06)(d)	120.02
September 30, 2003	7.10	—(e)	1.54	1.54	—	—	—	8.64	21.69	27,403	2.21	.02	143.91

CLASS R
September 30, 2007	$15.42	.05(d)	4.36	4.41	(.07)	(.07)	—(e)	$19.76	28.70	$986	1.80(d)	.26(d)	120.15
September 30, 2006	13.47	.03(d,f)	2.13	2.16	(.21)	(.21)	—(e)	15.42	16.28	307	1.85(d,f)	.23(d,f)	78.99
September 30, 2005	10.34	.13(d,g)	3.03	3.16	(.03)	(.03)	—(e)	13.47	30.59(g)	67	1.95(d)	1.07(d,g)	92.11
September 30, 2004†	9.77	.01(d)	.65	.66	(.09)	(.09)	—	10.34	6.75*	10	1.61*(d)	.18*(d)	120.02

CLASS Y
September 30, 2007	$15.53	.14(d)	4.39	4.53	(.11)	(.11)	—(e)	$19.95	29.33	$21,767	1.30(d)	.76(d)	120.15
September 30, 2006††	13.49	.11(d,f)	2.16	2.27	(.23)	(.23)	—(e)	15.53	17.09*	16,331	1.34*(d,f)	.75*(d,f)	78.99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

†† For the period October 4, 2005 (commencement of operations) to September 30, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

September 30, 2007	0.11%

September 30, 2006	0.09

September 30, 2005	0.05

September 30, 2004	0.08

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended September 30, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.09%

Class B	0.01	0.09

Class C	0.01	0.09

Class M	0.01	0.09

Class R	0.02	0.13

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam International New Opportunities Fund (the “Fund”) is a series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At September 30, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2007, the value of securities loaned amounted to $7,225,502. The fund received cash collateral of $7,599,000 which is pooled with collateral of other Putnam funds into 2 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $444,902,408 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$271,599,219	September 30, 2010

173,303,189	September 30, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $4,685,103 to increase undistributed net investment income and 4,685,103 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 163,955,333
Unrealized depreciation	(9,814,606)
—————————————
Net unrealized appreciation	154,140,727
Undistributed ordinary income	9,849,078
Capital loss carryforward	(444,902,408)
Cost for federal income tax purposes	$ 735,107,912

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the year ended September 30, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $889,769 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Effective December 30, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

For the year ended September 30, 2007, Putnam Management has assumed $489 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $3,167,751 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended September 30, 2007, the fund’s expenses were reduced by $422,313 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $420, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $38,005 and $752 from the sale of class A and class M shares, respectively, and received $60,925 and $709 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $482 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $984,774,961 and $1,071,335,731, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/07:

Shares sold	4,643,062	$ 83,246,390

Shares issued in connection with
reinvestment of distributions	152,964	2,585,087

	4,796,026	85,831,477

Shares repurchased	(7,633,964)	(135,705,562)

Net decrease	(2,837,938)	$ (49,874,085)

Year ended 9/30/06:

Shares sold	6,295,618	$ 90,832,023

Shares issued in connection with
reinvestment of distributions	603,537	8,171,887

	6,899,155	99,003,910

Shares repurchased	(10,345,002)	(147,553,110)

Net decrease	(3,445,847)	$ (48,549,200)

CLASS B	Shares	Amount

Year ended 9/30/07:

Shares sold	624,112	$ 10,308,466

Shares issued in connection with
reinvestment of distributions	—	—

	624,112	10,308,466

Shares repurchased	(2,838,789)	(47,206,998)

Net decrease	(2,214,677)	$(36,898,532)

Year ended 9/30/06:

Shares sold	1,183,662	$ 16,006,319

Shares issued in connection with
reinvestment of distributions	82,091	1,040,087

	1,265,753	17,046,406

Shares repurchased	(4,698,555)	(62,677,846)

Net decrease	(3,432,802)	$(45,631,440)

CLASS C	Shares	Amount

Year ended 9/30/07:

Shares sold	279,828	$ 4,914,289

Shares issued in connection with
reinvestment of distributions	—	—

	279,828	4,914,289

Shares repurchased	(240,352)	(4,138,521)

Net increase	39,476	$ 775,768

Year ended 9/30/06:

Shares sold	226,793	$ 3,130,407

Shares issued in connection with
reinvestment of distributions	9,799	127,782

	236,592	3,258,189

Shares repurchased	(311,699)	(4,351,039)

Net decrease	(75,107)	$(1,092,850)

CLASS M	Shares	Amount

Year ended 9/30/07:

Shares sold	60,332	$ 1,032,635

Shares issued in connection with
reinvestment of distributions	—	—

	60,332	1,032,635

Shares repurchased	(215,256)	(3,639,386)

Net decrease	(154,924)	$(2,606,751)

Year ended 9/30/06:

Shares sold	109,703	$ 1,523,069

Shares issued in connection with
reinvestment of distributions	15,823	205,380

	125,526	1,728,449

Shares repurchased	(341,752)	(4,704,320)

Net decrease	(216,226)	$(2,975,871)

CLASS R	Shares	Amount

Year ended 9/30/07:

Shares sold	35,506	$641,758

Shares issued in connection with
reinvestment of distributions	100	1,682

	35,606	643,440

Shares repurchased	(5,625)	(97,529)

Net increase	29,981	$545,911

Year ended 9/30/06:

Shares sold	15,538	$228,373

Shares issued in connection with
reinvestment of distributions	93	1,250

	15,631	229,623

Shares repurchased	(707)	(10,331)

Net increase	14,924	$219,292

CLASS Y	Shares	Amount

Year ended 9/30/07:

Shares sold	277,093	$ 4,946,632

Shares issued in connection with
reinvestment of distributions	7,008	118,436

	284,101	5,065,068

Shares repurchased	(244,341)	(4,338,710)

Net increase	39,760	$ 726,358

For the period 10/4/05 (commencement of operations) to 9/30/06:

Shares sold	1,352,924	$ 18,517,623

Shares issued in connection with
reinvestment of distributions	17,055	230,923

	1,369,979	18,748,546

Shares repurchased	(318,535)	(4,504,602)

Net increase	1,051,444	$ 14,243,944

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2007, management fees paid were reduced by $5,632 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $290,571 for the year ended September 30, 2007. During the year ended September 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $360,271,181 and $351,957,922, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

For the period, interest and dividends from foreign countries were $17,465,048 or $0.39 for all classes of shares. Taxes paid to foreign countries were $1,407,776 or $0.03 for all classes of shares.

For its tax year ended September 30, 2007, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended September 30, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended September 30, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., CLSA Limited, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Merrill Lynch, Morgan Stanley Dean Witter, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

24,218,143	1,225,448	942,564

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter	(Born 1943), Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill	(Born 1942), Trustee since 1985
and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.*	(Born 1948), Trustee since 2004
and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer,	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN010 247898 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$80,538	$155	$12,085	$278*
September 30, 2006	$67,120*	$219	$11,766	$930

* Includes fees of $204 and $683 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September

30, 2007 and September 30, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2007and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 115,725 and $294,595respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ 26,129	$ -	$ -
September 30,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007